Exhibit 99.1

Business Update January 14, 2008

Safe Harbor Statement The information contained herein is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: the higher price of oil and its impact on the value of production tax credits, or the potential requirement to refund proceeds received from synfuel partners; the uncertainties of successful exploration of gas shale resources and inability to estimate gas reserves with certainty; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and population growth or decline in the geographic areas where we do business; environmental issues, laws and regulations, and the cost of remediation and compliance, including potential new federal and state requirements that could include carbon and more stringent mercury emission controls, a renewable portfolio standard and energy efficiency mandates; nuclear regulations and operations associated with nuclear facilities; impact of electric and gas utility restructuring in Michigan, including legislative amendments and Customer Choice programs; employee relations, and the negotiation and impacts of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; contributions to earnings by non- utility subsidiaries; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against, or damage due to, terrorism; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; amounts of uncollectible accounts receivable; binding arbitration, litigation and related appeals; changes in the economic and financial viability of our suppliers, customers and trading counterparties, and the continued ability of such parties to perform their obligations to the Company; timing, terms and proceeds from any asset sale or monetization; and implementation of new processes and new core information systems. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's, MichCon's and Detroit Edison's 2006 Form 10-K and 2007 Forms 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison. Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in our Forms 10-K and 10-Q, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain these Forms from the SEC by calling 1-800-SEC-0330.

DTE Energy Is Well Positioned for Growth Business update Executing a solid plan for consistent, predictable utility growth Creating value in focused non-utility businesses

DTE Energy Is an Attractive Investment Strong utility growth outlook 5-6% annual long-term earnings growth Well-run utilities Increasingly constructive regulatory environment Growth upside from renewable generation ~ 5% dividend yield Proven track record of non-utility value creation Near-term catalysts

Potential Near-Term Catalysts Expect Core Barnett sale to close in January Plan to release updated Western Barnett reserves in mid-February Year end earnings release in February Staff testimony in Detroit Edison rate case due March 18 Power & Industrial Projects deal targeted to close in first quarter; remaining $275M stock buyback to occur thereafter Legislation progress throughout first half of this year - possible passage this summer

Detroit Edison Regulatory Update Main Rate Case U-15244 Rates adjust upward April 13th with the sunset of the Show Cause rate reduction $79M pre-tax annualized $35-40M after-tax benefit realized in 2008 $20-25M after-tax benefit from Electric Choice assumed in 2008 guidance (less than 2,000 GWh) In December the administrative law judge approved a two month delay in Detroit Edison's rate case (U-15244)

Constructive Legislative & Regulatory Relationships Benefit Customers and Shareholders Legislation introduced in early December addresses many of DTE Energy's priorities Re-establish load certainty by reforming Electric Choice Timely recovery of capital - "file and use" rate process similar to FERC Renewable portfolio standard (10% by year end 2015) and energy efficiency program Framework for major infrastructure projects (like baseload plants) - Certificate of Need process to clarify cost recovery Rates that reflect cost of service (deskewing) Potential for passage of legislation in mid-2008 We are collaborating with key stakeholders to enact a comprehensive energy plan for Michigan

Earnings Guidance

DTE Energy

Operating Earnings Guidance*

($ millions)	2007 Guidance	2008 Guidance
Detroit Edison	$300 - 310	$340 - 370
MichCon	80 - 85	85 - 90
Power & Industrial Projects	20	5 - 10
Unconventional Gas Production	10	3 - 5
Coal & Gas Midstream	50	45 - 50
Energy Trading	50 - 55	40 - 50
Corporate & Other	(80 - 85)	(80 - 85)
Operating Earnings - excl. Synthetic Fuel	$425 - 450	$433 - 495
Operating Earnings Per Share - excl. Synthetic Fuel	**$2.50 - 2.65**	**$2.70 - 3.10**
Synthetic Fuel	$150 - 215	-
Average Shares Outstanding	170 million	159 million**

* Reconciliation to GAAP reported earnings included in the appendix
** Assumes $275 million in stock bought back around March 31, 2008

- **2007 operating earnings tracking toward high end of guidance**
  - Better than expected cost reductions partially offset one-time computer system startup costs
  - Strong results at Energy Trading
- **Utilities are targeted to earn their authorized ROE of 11% in 2008**
- **2008 operating earnings guidance reflects conservative estimates for Corporate & Other expenses**
  - Likely reclassification of ~$5M accounting expense for Antrim forward sales
- **Coal & Gas Midstream detail:**

($ millions)	2007E	2008E
Gas Pipelines & Storage	$32	~$40
Coal Trans. & Marketing	$18	~$8

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2009 Early Outlook Shows Growth in All Segments 2008 Guidance* ($ millions) - 6% 2009 Early Outlook* +13% +6% +13% Potential Average Shares Outstanding 159M 158M * Reconciliation to GAAP reported earnings included in the appendix

EPS Accretion from the Non-Utility Monetization Program Share Buyback Interest Savings Lost Earnings Annualized Accretion Core and Southern 0.33 0.33 0.25 0.15 0.23 0.25 Total Program Accretion $0.33 (earnings per share) $0.15 ($0.23) $0.25 Monetization Debt Repayment ($Millions) * Debt previously assigned to monetization businesses (Antrim, Power & Industrial, core Barnett, peakers) Chart assumes all monetization deals close and proceeds used for $700M debt paydown and $1B stock buyback $41 million earnings lost / 178M shares = $0.23 EPS

DTE Corporate & Other Segment Details 2006A Michigan State Tax Interest Savings Other 2008E Core and Southern -61 -61 -71 -71 -80 -20 -10 -9 ($61) ~($20) ~$11 ~($10) ~($80) DTE Energy Corporate & Other Segment Operating Earnings* Significant one-time state tax benefit realized in 2006 does not recur in 2008 $700 million parent company debt reduction from 2006 through 2008 Results in $27M of after-tax interest savings at DTE Holding Company benefit of $6M for parent company debt reduction plus additional interest savings of $5M Other includes accounting related to Antrim forward sales and a Federal tax benefit realized in 2006 * Reconciliation to GAAP reported earnings included in the appendix ($ millions, after-tax)

2007 and 2008 Cash Flow Guidance 2007 Guidance 2008 Guidance * includes cash accounted for as "investing activity" Positive net cash expected in 2007 and 2008; used for stock buyback and parent company debt reduction As anticipated, 2008 cash flow reflects lower synfuel cash and lower asset sales Parent company debt reduction of $700 million and $1 billion** share repurchase expected during 2007-2008 DTE Energy Cash Flow ($ billions) ** includes ~$50M share repurchase executed in Dec. 2006

2007 and 2008 Capital Expenditures Guidance

DTE Energy

DTE Energy Capital Expenditures

($ billions)

	2007 Guidance	2008 Guidance
Detroit Edison		
Operational	$0.6	$0.6
Environmental	0.2	0.3
IT / Facilities	0.1	0.1
	$0.9	$1.0
MichCon		
Operational	$0.1	$0.1
Expansion	0.1	0.1
	$0.2	$0.2
Non-Utility	0.3	0.3
Total	$1.4	$1.5

- Detroit Edison's additional capital expenditures for operational and environmental projects drive overall DTE Energy capex higher
- MichCon capex remains higher than historical average of ~$100M

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DTE Energy Is Well Positioned for Growth Business update Executing a solid plan for consistent, predictable utility growth Customer-focused investment program Excellence in operations and cost Constructive regulatory environment Creating value in focused non-utility businesses

2007 2008 2009 2010 2011 2012 Base 650 650 650 650 650 650 Environmental 235 260 200 200 200 200 AMI 20 45 45 45 45 Depreciation 485 510 535 560 585 615 Detroit Edison Capital Driven by Investments in System Reliability and Environmental Compliance Projected Detroit Edison Capital Investment (2007-2012) Growing rate base: $8.7B in 2007 to ~$10.5B by end of 2012 Longer term projects: Environmental improvements: ~$1.3B through 2012 AMI: ~$250M through 2013 $ millions $835-875 $850-950 Base plan excludes opportunities for: Renewable generation Energy efficiency investments Nuclear construction Potential Average Equity ~$3,200 ~$4,400 ~$3,400 ~$3,700 ~$3,900 ~$4,200

2007 2008 2009 2010 2011 2012 Base 95 100 105 105 105 105 Projected MichCon Capital Investment (2007-2012) Growing rate base: $2.0B in 2007 to ~$2.3B by end of 2012 Expansion projects planned for completion by year end 2008: $70M pipeline in W. Michigan $75M utility storage $40M in Panhandle Pipeline connection Longer term projects: AMI through 2012: ~$60M Meter relocation program: ~$100M Pipeline inspection: $10-$20M per year MichCon Capital Investments Focus on Pipeline and Storage Optimization $ millions $150-200 $200-230 ~$770 ~$1,000 ~$820 ~$880 ~$920 ~$970 Potential Average Equity

Significant Potential Investments Not Included in Base Plan State legislation introduced on renewable energy and energy efficiency programs Possible investments in wind, biomass, energy efficiency and demand response programs Potential investment of $1B or more Long-term investment opportunities (beyond 2012) Nuclear Plan to submit a license application for new nuclear unit in 2008 Will not construct without reform of PA 141 Carbon Investments for future carbon regulations Near-term investment opportunities (2008 & beyond)

Characteristics to succeed in the current high capital investment cycle Our Utility Strategy Enables Consistent and Predictable Growth Continuing to drive cost efficiency and continuous improvement initiatives Increasing focus on customer satisfaction Building collaborative relationships with regulators and legislators Ensuring the right regulatory structure is in place to successfully execute our plan Ability to fund growth through strong balance sheet flexibility 2006 2007 2008 2009 2010 2011 2012 Detroit Edison 8300 8700 9100 9500 9850 10150 10500 MichCon 1900 1950 2050 2100 2200 2250 2300 Potential Utility Rate Base Growth 5%-6% annual earnings growth $ billions ~2.0 ~8.7 ~2.3 ~10.5 Base plan excludes significant potential investments in renewables in 2008-2012

Cost Efficiency Reduces the Need for Rate Increases Illustrative customer rate impact from sustained cost savings and high capital investment Revenue Deficiency Revenue Sufficiency 2006 2007 2008 2009 2010 Increasing need for rate increase due to investments Decreasing need for rate increases due to cost reductions Net required rate increase Continuous improvement helps mitigate unfavorable economic conditions and uncertain future cost pressures

Our Utility Operating Strategy Enables Increased Earnings Potential Well-run, customer-focused operations promote a constructive regulatory environment and strong financial performance Constructive Regulation Run the Business Well Collaborative Environment Creative Solutions Timely capital recovery Cost Efficiency Customer Satisfaction Operational Excellence Strong Financial Performance

DTE Energy Is Well Positioned for Growth Business update Executing a solid plan for consistent, predictable utility growth Creating value in focused non-utility businesses Successful 2007 monetization plan realizing significant value Expect to selectively invest and complement utility earnings growth

Total Monetization Proceeds Expected to More than Double Original Plan

DTE Energy

Monetization After-Tax Cash Proceeds



$1.7B
$1.5B
At least $800 million
Core Barnett
Power & Industrial
Peakers
Antrim
Power & Industrial
Peakers
Antrim
Agreement Signed
Final Stages
Closed
Closed
Original Guidance
Mid-2007 Guidance
Current Guidance

Expect Jan. 2008 close

Closing delayed due to choppy debt markets; Targeting 1Q 2008 close

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Barnett Value Proposition Invested to Date Cash Flow to Date Net Sales Proceeds Core and Southern -130 -73 -73 -57 102 ($130) $55 $175 Net Cash Flow From Core Barnett ($millions) Announced sale of Barnett Shale core properties for $260 million pre-tax in early Dec. Interests in 51 producing wells 11,000 acres 15 mmcfd net production Strong value realized from sale of Barnett Shale core properties After tax proceeds of ~$175 million $100 million life cycle net cash flow 100%+ IRR This transaction follows the successful sale of the Antrim Shale gas business in June 2007

Non-Utility Value Creation Development of remaining Barnett Shale acreage has potential for significant near-term value creation Northeast US gas market dynamics pave the way for continued growth investments in our non-utility gas pipelines & storage segment We will continue to execute upon our existing strategy to provide value added products and services to large, energy-intensive customers in our Power & Industrial Projects segment

Development of Remaining Barnett Acreage Focused on Near-Term Value Creation

DTE Energy



Zones of DTE Acreage
Vertical Wells
Horizontal Wells
Montague
Cooke
Jack
Wise
Denton
Dallas/ Ft Worth Metropolitan Area
Palo Pinto
Parker
Tarrant
West 44,000 acres
Hood
Johnson
Erath
Somervell
Ellis
Hill
Bosque
South 30,000 acres

We are now focused on moving the Western Barnett acreage up the value curve

- **Western acreage provides opportunity for significant value creation**
- **DTE is one of the largest and most knowledgeable players in the Western Barnett**
- **Encouraging results from both horizontal and vertical drilling programs; proven reserves and production rate climbing steadily**
- **Total invested capital of ~$200M; Expect to invest ~$100M per year in 2008 – 2010 to develop acreage**

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Net Production Rate 9/30/07 Gross Producing Wells 9/30/07 108 Reserves 12/31/06 Probable Proven Acreage Position 9/30/07 Net Undeveloped Acres Net Developed Acres West 180 107 287 Barnett Shale Operating Metrics (Bcfe) (mmcf/day) 67 86 Core 153 8,000 West 36,000 44,000 5,000 6,000 Core 11,000 West Core 51 10 West Core 15 We expect to release updated reserves numbers in February

Western Barnett has Different Characteristics than the Core

DTE Energy

General Well Characteristics

	Western	Core
Cost per horizontal well	~$1.5M	~$3M
Reserves per well (Bcf)	1 - 1.5	2 - 4
Peak rate per well (Mcf/day)	500 - 1,000	800 - 3,000
Well spacing (acres)*	90-120	40-120

* Optimal well spacing still being determined

Western Barnett development is economically attractive

- Generally less gas than core wells but cheaper to drill

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Attractive Market Dynamics in Non-Utility Gas Pipelines & Storage Source: EEA/DTE Gas Flow Model LNG (from Trinidad, Middle East and North Africa) LNG LNG LNG Traditional pipeline paths unable to expand economically Expected Flow of New Gas Supply, 2007 - 2020 Western Canada & Arctic / Alaskan supply Northeast market LNG Coal Bed Methane Tight Sands Gas Fayetteville Shale Barnett Shale Unconventional Supply Sources "Rockies" gas supply (mostly unconventional)

DTE Energy Gas Pipelines and Storage Assets Are Well-Positioned for Growth Near-Term Gas Midstream Earnings Drivers 2007 2009 2010 Vector Expansion 4.5 Bcf Storage Expansion - Millennium Pipeline in Service - 6.7 Bcf Storage Expansion - Vector Expansion - 2 Bcf Storage Expansion - 2 Bcf Storage Expansion 2008 Vector MichCon Chicago Millennium Michigan NY City Canadian & Arctic Gas Rockies Gas - REX Gulf (LNG) Gas DTE Storage Expect to invest $50- $100 million per year on best opportunities Projects are all in advanced stages of development

Current Gas Pipeline and Storage Expansion Projects 65.6 Bcf 13.5 Bcf Phase in service Q2 2008 Phase 1 - 4.9Bcf (8.1Bcf total) Millennium Pipeline (DTE owns 26.25%) Under construction - majority of activity to occur in summer of 2008. In-service projected for 4th Q of 2008 Initial capacity: 0.5 Bcf/d Total project cost ~$800M - before debt financing Vector Pipeline (DTE owns 40%) Pipeline from Chicago to Sarnia, Ontario (In-service, 2000) Phase 1 expansion of 0.2 Bcf/d by 11/07 Phase 2 expansion of 0.1 Bcf/d by 11/09 Washington 10 Storage Complex (DTE owns 100%) Initial in-service: 1999 Expanded in 2005/06 - Current capacity ~66 Bcf Washington 28 Storage Field (DTE owns 50%) Initial in-service: 1990 Current Capacity: 9.0 Bcf Expansion of 6 Bcf phased in over next 2 years (4.5 Bcf in 2007 / 1.8 Bcf in 2008) Shelby 2 Storage field under development Expect to add 8 Bcf over next 3 years (4.9 Bcf in 2008, 1.8 Bcf in 2009, and 1.4 Bcf in 2010) Pipeline Assets Storage Assets Washington 10 Washington 28 Shelby 2

We Have the Financial Resources to Fund Our Utility Growth Plan We have the flexibility to fund utility growth Non-utility monetization plan expected to produce at least $1.7 billion in after-tax proceeds Synfuels expected to produce $900 million in total cash from 2007 through 2009 Balance sheet and credit metrics are strong Leverage and FFO strengthen in 2007 Monetization efforts reduce overall risk profile Solid liquidity position ~$2.1 billion in credit facilities ~$1.0 billion current excess liquidity Leverage* * Excludes securitization debt and MichCon short-term borrowing Funds from Operations / Debt* 12/31/2006 12/31/07E 0.534 0.501 12/31/2006 12/31/07E 0.195 0.25 12/31/06 12/31/07E 53.4% 50-52% 12/31/06 12/31/07E 19.5% 24-26% We are heading into this period of high capital expenditures with financial strength

Appendix

Summary of Bills Introduced in Michigan Legislature House Bill #5520: Gives the MPSC authority to approve generation asset sales over 200 MW HB 5521: Certificate of Need process for major capital investments in electric generation HB 5522: Cost-of-service based electric rates (deskewing) HB 5523: File and use process for utility rate proceedings (similar to FERC) HB 5524: Electric Choice Reform Establishes a one-time opportunity for customers to opt into Electric Choice New provisions for Choice customers wanting to return to full utility service HB 5525: Energy efficiency program HB 5548/5549: Renewable portfolio standard - 10% by year end 2015 Senate Bill #947: Implements recommendations of Michigan's 21st Century Energy Plan A package of bills to reform Michigan's electric industry and establish a long-term energy plan was introduced in early Dec.

We Expect the Commission to Continue to Support Michigan's 21st Century Energy Plan Orjiakor Isiogu Chairman Appointed: 9-9-2007 Term Ends: 7-2-2013 (Democrat) Served as the Director of the Telecommunications Division of the MPSC since 2003 where he advised the Commission on all issues relating to the regulation of telephone services. He also served as an Assistant Attorney General where he represented the state, its agencies and consumers in proceedings involving gas, electric & telecommunications utilities. He earned his law degree from Wayne State Law School. Monica Martinez Commissioner Appointed: 7-3-2005 Term Ends: 7-2-2011 (Democrat) Since her appointment has taken an active role in consumer education and awareness, energy efficiency promotion and low income assistance. Prior to this appointment, she served as Deputy Director of the Governor's Legislative Affairs Division, with responsibility as liaison to the Michigan Senate. She has also served as a policy advisor to the Michigan Senate Democratic office. Steven Transeth Commissioner Appointed: 7-16-2007 Term Ends: 7-2-2009 (Independent) Served for 21 years as Assistant Director and Legal Counsel for the non-partisan Michigan Legislative Service Bureau. His responsibilities included drafting legislation and providing legal counsel to the House of Representatives and Senate in the areas of energy, technology, public utilities & local government. He earned his law degree from Thomas M. Cooley Law School. Source: MPSC website: www.michigan.gov/mpsc

Completed Projects Projects in Process Pending Projects Total Expected Program Benefits 205 295 Detroit Edison 205 90 35 330 PEP Benefits 2006 - 2008 O&M, Capital & Other $ millions, pre-tax Performance Excellence Process Reduces Fixed Cost Structure 2005 2006 2007 10300 9300 9075 Employees at Year End: Detroit Edison, MichCon & Corporate Support ~$205 ~$90 ~$35 ~$330 10,300 9,300 9,075 12% Reduction

Sources Uses East 1.4 0.7 West 0.95 1 0.2 0.7 Sources and Uses of Monetization Proceeds and Synfuel Cash Synfuel $900 (2007 - 2009) Monetization Proceeds ~$1,700 (2007 - 2008) Monetization Proceeds and Synfuel Cash Sources and Uses ~$2,600 ~$2,600 Debt Redemption $700 Share Repurchase* $1,000 Utility Equity/Other $700 Antrim Forward Sales * Includes ~ $725M of common stock bought back under this program as of 12/31/07 $ millions Expect to complete $1B common stock repurchase in early 2008 ~$725M done as of year end 2007 Additional ~$275M upon closing of Power & Industrial sale and Barnett Core sale

Our Sustainable Dividend is Very Competitive As utility earnings increase, our payout ratio will improve, providing flexibility to consider further dividend increases Industry Dividend Yield PGN 0.051 NI 0.049 DTE 0.049 ED 0.048 AEE 0.048 SO 0.041 CNP 0.041 AEP 0.034 PCG 0.033 D 0.033 FE 0.029 ETR 0.024 PEG 0.023 FPL 0.023 PPL 0.023 EXC 0.023 SRE 0.02 EIX 0.02 CEG 0.017 CMS 0.012 DTE 4.9% Jan. 10, 2008

Reconciliations of Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides 2007 to 2008 guidance for operating earnings and an early outlook for 2009. It is likely that certain items that impact the company's 2007 reported results will be excluded from operating results. Reconciliations to the comparable 2007 to 2008 reported earnings/net income guidance and 2009 early outlook are not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Reconciliation of 2007 to 2009 Reported Earnings to Operating Earnings

Reconciliation of 2006 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.